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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  June 30, 2003


                     AVALON DIGITAL MARKETING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                   000-28403             77-0511097
  (State or other jurisdiction of     (Commission File       (IRS Employer
           incorporation)                  Number)         Identification No.)



5255 N. Edgewood Drive, Suite 250, Provo, Utah                    84604
   (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (801) 225-7073




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ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 2003, Avalon Digital Marketing Systems, Inc. (the
"Registrant") completed the sale of all of its assets used in connection with or otherwise related to the Registrant's e-mail marketing services utilizing its Radical Mail, Messenger, Control Commerce and Launchpad proprietary software applications and the technology of the business formerly known as MindArrow to Silverpop Systems, Inc. ("Silverpop") pursuant to an Asset Purchase Agreement, dated June 30, 2003, by and between the Registrant and Silverpop (the "Purchase
Agreement"). The assets sold included, among other things, tangible personal property, accounts receivable, software and the intellectual property rights contained therein, and business contracts. In exchange for the sale of such assets, the Registrant received $1,242,275.68 in cash, of which $200,000 is subject to certain indemnity holdback provisions. Silverpop also assumed certain obligations of the Registrant in the aggregate amount of $407,213. The purchase price and other terms of the asset sale were determined in arms-length negotiations between the parties. In addition, Friend & Company provided a fairness opinion regarding the purchase consideration in connection with the sale of the assets.

         A copy of the Purchase Agreement is attached to this report as Exhibit
2.1 and is incorporated herein by reference. The description of the Purchase
Agreement is only a summary of some of its principal terms.

         The press releases announcing the Registrant's intent to sell the above referenced assets to Silverpop and announcing the closing of the asset sale are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

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
         (C)      EXHIBITS

              EXHIBIT NUMBER       DESCRIPTION
              --------------       -----------
                  2.1(a)           Asset Purchase Agreement, dated June 30,
                                   2003, by and between Avalon Digital Marketing
                                   Systems, Inc. and Silverpop Systems, Inc.

                   99.1            Press Release, dated as of May 19, 2003, entitled "Avalon Digital
                                   Announces Restructuring: Silverpop Systems to Acquire Certain
                                   Assets."

                   99.2            Press Release, dated July 9, 2003, entitled "Avalon Digital
                                   Announces Sale of Certain Assets."

          (a) Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to such agreement have been omitted. The Registrant agrees to supplementally furnish a copy of such schedules to the Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AVALON DIGITAL SYSTEMS, INC.



July 14, 2003                     /s/  Robert Webber
                                  --------------------------------------------
                                       Robert Webber, Chief Executive Officer


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                                 EXHIBITS INDEX

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


              EXHIBIT NUMBER       DESCRIPTION
              --------------       -----------
                  2.1(a)           Asset Purchase Agreement, dated June 30,
                                   2003, by and between Avalon Digital Marketing
                                   Systems, Inc. and Silverpop Systems, Inc.

                   99.1            Press Release, dated as of May 19, 2003, entitled "Avalon Digital
                                   Announces Restructuring: Silverpop Systems to Acquire Certain
                                   Assets."

                   99.2            Press Release, dated July 9, 2003, entitled "Avalon Digital
                                   Announces Sale of Certain Assets."

          (a) Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to such agreement have been omitted. The Registrant agrees to supplementally furnish a copy of such schedules to the Commission upon request.

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